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                             STOCK OPTION AGREEMENT
                           (Nonstatutory Stock Option)


         THIS AGREEMENT made as of _________________ between The Harvey Electronics, Inc., a New York corporation (hereinafter called the "Company"), and ____________(hereinafter called the "Optionee"), an employee of the Company.

                              W I T N E S S E T H:

         WHEREAS, the 1998 Stock Option Plan (hereinafter called the "Plan") was approved by the stockholders of the Company at the adjourned 1988 Annual Meeting of Shareholders of the Company; and

         WHEREAS, the Plan is administered by the Stock Option and Compensation Committee of the Board of Directors (the "Committee");

WHEREAS, the Committee has determined that the Optionee is eligible to receive a grant of an option under the Plan and that the Optionee shall be granted the option hereinafter set forth upon the terms and conditions hereinafter contained; and

         WHEREAS, THE Fair Market Value (as defined in the Plan) on the date of grant of this option of each share of the Company's common stock, par value $0.01 per share, is _________.

         NOW THEREFORE, in consideration of the premises and the agreements contained herein, the Company and the Optionee hereby agree as follows:

         1. The Company hereby grants to the Optionee the option (the "Option") to purchase all or part of an aggregate of __________ shares of Common Stock at a purchase price of $____ per share, subject to the terms and conditions of this Agreement and the Plan, the terms of which are incorporated herein by reference. The Option is not intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended. The Option shall terminate entirely at the close of business on ___________. Subject to the foregoing, the Option may be exercised as to not more than ___________ percent of the shares covered thereby on or after __________; as to not more than ________ percent of such shares on or after _________; and as to all such shares on or after ___________ and until the expiration of the Option, less in each case the number of shares previously purchased hereunder.

         2. The Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by the Optionee or by his/her guardian or legal representative.

3. Except as set forth in this paragraph 3 and in paragraph 4, the Option may not be exercised unless the Optionee is then in the employ of the Company or a division or subsidiary thereof, and unless the Optionee has remained continuously so employed since the date of grant of this Option. In the event that the employment of the Optionee shall terminate (other than by

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reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination; provided, however, that if the employment of the Optionee shall terminate for cause, all Options theretofore granted to the Optionee shall, to the extent not theretofore exercised, terminate forthwith.

         4. If the Optionee shall die while employed by the Company or a subsidiary thereof, or within (3) months after the termination of the Optionee's employment other than for cause, or if the Optionee's employment shall terminate by reason of Disability (as defined in the Plan) or retirement, all Options theretofore granted to the Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death, Disability or retirement of the Optionee.

         5. The Option may be exercisable only by written notice to the Secretary of the Company as provided in paragraph 10 hereof. Such notice, which shall be substantially in the form of Exhibit A hereto, shall state the election to exercise the Option, the manner of payment of the option price and the number of shares in respect of which it is being exercised and shall be signed by the Optionee. The certificate or certificates of the shares as to which the Option shall have been exercised will be registered only in the name of the person exercising the Option. In the event the Option becomes exercisable by another person or persons upon death of the Optionee, the notice of exercise shall be accompanied by appropriate proof of the right to exercise the Option. The Option may not be exercised at any one time as to fewer than 100 shares of Common Stock (or such number of shares as to which the Option is then exercisable if such number is less than 100).

6. At the time of exercise of the Option and prior to the delivery of such shares, the Optionee shall pay in cash to the Company the aggregate option price of all shares purchased pursuant to an exercise of the Option. All payments shall be made by check payable to the order of the Company. In lieu of making payment in cash for the aggregate option price of shares purchased pursuant to the exercise of the Option, the Optionee may make such payment (i) by delivery to the Company of Common Stock owned by the Optionee having a Fair Market Value (as defined in the Plan) at least equal to the aggregate option price or (ii) partly in cash and partly by delivery of Common Stock. If the Fair Market Value of Common so delivered exceeds the aggregate option price (or part thereof), the Company will pay to the Optionee in cash an amount equal to the Fair Market Value of the fractional portion of any share of Common Stock so delivered and not applied by the Company in payment of the option price and a certificate for any whole shares of Common Stock not required to be applied by the Company in payment of the option price. In addition, the Option Price may be effected in whole or in part with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each

Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions or repayment shall be permitted by and be in compliance with applicable law, and provided, further, in the event the option price is paid with monies borrowed from the Company, such fact shall be noted conspicuously on the certificate for shares in accordance with applicable law. The Optionee shall not have any of the rights of a

                                      2

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stockholder of the Company with respect to the shares delivered upon any exercise of the Option unless and until certificates representing such shares shall have been delivered to the Optionee.

         7. The Optionee agrees that any resale of the shares received upon any exercise of the Option shall be made in compliance with the registration requirements of the Securities Act of 1933 as amended or an applicable exemption therefrom and to promptly provide the Company with such representations, certificates and other assurances of compliance with such registration requirements as the Company shall from time to time reasonably request. If the Optionee is an "affiliate" of the Company within the meaning of Rule 144 under such Act, the Optionee agrees that any resale of the shares received upon any exercise of the Option shall be made in compliance with the registration requirements of such Act or an applicable exemption therefrom, including without limitation the exemption provided by Rule 144.

         8. The provisions of Section 8(i) of the Plan are hereby incorporated by reference and in the event of certain changes set forth in Section 8(i) of the Plan, the Committee shall make the appropriate adjustments to the Options consistent with the terms of such Section 8(i).

         9. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Optionee and/her legal representative in respect of any questions arising under the Plan or this Agreement.

         10. Any notice to be given to the Company shall be addressed to the Secretary of the Company at 205 Chubb Avenue, Lyndhurst, New Jersey 07071 and any notice to be given to the Optionee shall be addressed to him at his residence as it may appear on the records of the Company or at such other address as either party may hereafter designate in writing to the other.

         11. The Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the business of the Company, but this Agreement shall not be assignable by the Optionee.

         12. The Company and Optionee agree that the Company shall, to the extent permitted or required bylaw, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of this Option from any payment of any kind otherwise due to the Optionee.

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         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date and year first above written.

                                                  HARVEY ELECTRONICS, INC.

                                                  BY
                                                  NAME:
                                                  TITLE:


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                            HARVEY ELECTRONICS, INC.
                        INCENTIVE STOCK OPTION AGREEMENT


                  THIS OPTION AGREEMENT is made and entered into as of the _____ day of ________, 199_, by and between Harvey Electronics, Inc., a New York corporation (the "Corporation") and ___________ (the "Optionee").


         WHEREAS, the Optionee is a valued employee, director or consultant of the Corporation; and

         WHEREAS, the Corporation considers it desirable and in its best interests that Optionee be given an opportunity to acquire a proprietary option to purchase shares of Common Stock of the Corporation, par value $.01 per share (the "Common Shares"), in accordance with the provisions of the Corporation's Stock Option Plan (the "Plan").

         NOW, THEREFORE, for good and valuable consideration paid by the Optionee to the Corporation, the adequacy of which is hereby acknowledged, and the mutual covenants hereinafter set forth, the parties agree as follows:

         1. Grant of Option. The Corporation hereby grants to the Optionee the right and option (hereinafter the "Incentive Option") to purchase all or any part of an aggregate of ___________ (___) Common Shares (subject to adjustment as provided in Paragraph 6 hereof), on the terms and conditions set forth and in the Plan, which is incorporated herein by reference. The Optionee acknowledges receipt of a copy of the Plan.

         2. Purchase Price. The purchase price of the Common Shares covered by the Incentive Option shall be $______ per share (subject to adjustment as provided in Paragraph 6 hereof).

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         3. Term of the Option. The Incentive Option shall be exercisable as to
___ shares commencing one year from the date hereof, an additional ___ shares commencing two years from the date hereof and an additional ___ shares commencing three years from the date hereof. The Incentive Option granted hereby shall expire at the __________ anniversary of the date hereof, unless earlier terminated as hereinafter set forth.

         4. Method of Exercising Option. The Optionee may exercise the Incentive Option in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Corporation, specifying therein the number of Common Shares which he then elects to purchase, together with the tender of the full purchase price of the Common Shares covered by the Incentive Option (in cash or certified check payable to the order of the Corporation or by delivery of shares of the Corporation's Common Stock).

         As soon as practicable after receipt by the Corporation of such notice and of payment in full of the Incentive Option price of all the Common Shares with respect to which the Incentive Option has been exercised, a certificate or certificates representing such Common Shares shall be issued in the name of the Optionee and shall be delivered to the Optionee. All Common Shares shall be issued only upon receipt by the Corporation of the Optionee's representation that the shares are purchased for investment and not with a view toward distribution thereof.

         5. Availability of Shares. The Corporation, during the term of this Incentive Option, at all times shall keep available the number of shares of common stock required to satisfy the Incentive Option.

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         The Corporation shall utilize its best efforts to comply with the requirements of each regulatory commission or agency having jurisdiction in order to issue and sell the Common Shares to satisfy the Incentive Option; provided, however, that the Corporation shall not be required to register the Common Shares issuable on exercise of the Incentive Option under the Securities Act of 1933, as amended. Such compliance will be a condition precedent to the right to exercise the Incentive Option. The inability of the Corporation to effect such compliance with any such regulatory commission or agency which counsel for the Corporation deems necessary for the lawful issuance and sale of the Common Shares to satisfy this Incentive Option shall relieve the Corporation from any liability for failure to issue and sell the Common Shares to satisfy the Incentive Option for such period of time as such compliance is not effectuated.

         6. Adjustments. If prior to the exercise of any option granted hereunder the Corporation shall have effected one or more stock split-ups, stock dividends, or other increases or reductions of the number of shares of its common stock outstanding without receiving compensation therefor in money, services or property, the number of Common Shares subject to the option hereby granted shall (a) if a net increase shall have been effected in the number of outstanding shares of the Corporation's Common Shares, be proportionately increased and the cash consideration payable per Common Share shall be proportionately reduced; and (b) if a net reduction shall have been effected in the number of outstanding shares of the Corporation's Common Shares, be proportionately reduced and the cash consideration payable per Common Share be proportionately increased.

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         7. Restrictions. The holder of this Incentive Option, by acceptance hereof, represents and warrants as follows:

                  (a) This Incentive Option and the right to purchase common stock hereunder is personal to the holder and shall not be transferred to any other person, other than by will or the laws of descent and distribution.

                  (b) The holder hereof has been advised and understands that the Incentive Option has been issued in reliance upon exemptions from registration under the Securities Act and applicable state statutes; the Incentive Option and the Common Shares issuable upon exercise of the Incentive Option have not been registered under the Securities Act or applicable state statutes and must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, the Corporation is under no obligation to register the Incentive Option or the Common Shares underlying such Incentive Option under the Securities Act or applicable state statutes; in the absence of such registration, the sale of the Incentive Option or the Common Shares may be practicably impossible; the Corporation's registrar and transfer agent will maintain stop-transfer instructions against registration or transfer of the Incentive Option and the Common Shares and any certificate issued upon exercise of the Incentive Option representing the Common Shares will bear on its face a legend in substantially the following form restricting the sale of the Common
Shares:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.


                  (c) Within the two-year period immediately following the date the Incentive Option has been exercised and the Common Shares fully paid for, the Corporation may refuse to transfer the Common Shares unless the holder thereof provides an opinion of legal counsel reasonably satisfactory to the Corporation or a "no action" letter or interpretive response from the staff of the Securities and Exchange Commission to the effect that the transfer is proper; further, unless such opinion letter or response states that the Common Shares are free of any restrictions under the Securities Act, the Corporation may refuse to transfer the Common Shares to any transferee who does not furnish in writing to the Corporation the same representations and agree to the same conditions with respect to such Common Shares as are set forth herein. Notwithstanding any of the foregoing, the Corporation may refuse to transfer the Common Shares if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

                  (d) After two years but prior to the third anniversary from the date the incentive Option has been exercised and the Common Shares fully paid for, the Corporation may refuse to transfer the Common Shares unless the holder either (i) meets the requirements of Subparagraph (b) above; or (ii) sells such Common Shares in accordance with Rule 144 and furnishes to the Corporation written assurances of compliance therewith in the form of a copy of the Notice of Form 144 and appropriate letters of compliance from the holder of such Common Shares and the securities broker-dealer to or through which such Common Shares are being sold. No opinion of counsel for the holder of the Common Shares shall be required respecting sales in reliance on Rule 144 pursuant to Clause (ii) of this Subparagraph (d).

                  (e) After three years from the date of the Incentive Option has been exercised and the Common Shares fully paid for, the Corporation shall, upon the written request of any persons who have held the Common Shares for three years (excluding any tolling period provided for by Rule 144) and who is not, and has not been during the preceding three months, an affiliate of the Corporation, re-issue to such holder in such names and denominations as the holder shall request, one or more certificates for the Common Shares without any restriction whatsoever on their further transfer and cancel any and all stop transfer instructions regarding such Common Shares on the books and records of the Corporation.

         8. Shareholder's Rights. This Incentive Option is non-transferable by the Optionee, except in the event of the Optionee's death as provided in Paragraph 9(a) hereof and during the Optionee's lifetime is exercisable only by the Optionee. On any attempt to transfer or otherwise dispose of this Incentive Option other than pursuant to the terms hereof or the terms of the Plan, this Incentive Option shall immediately become null and void. The Optionee shall have no rights as a shareholder with respect to Common Shares underlying Incentive Option until payment of the Incentive Option price and delivery to the Optionee of the Common Shares as provided herein.

         9. Termination of Option. Except as otherwise stated herein, the Incentive Option to the extent not heretofore exercised shall terminate upon the first of the following dates to occur:

                  (a) In the event of the Optionee's death, the Optionee's executors or administrators may exercise, within twelve (12) months following the date of the Optionee's death, the Incentive Option as to all or part of such number of shares which the Optionee was entitled to purchase at the time of his death, as determined in accordance with Paragraph 3 hereof, not theretofore exercised during the Optionee's lifetime.

                  (b) On the date of the termination of the Optionee's employment for cause or on the date the Optionee voluntarily quits his employment.

                  (c) The expiration of three months after the date on which the Optionee's employment by the Corporation is terminated not for cause (except if such termination be by reason of death or permanent and total disability).

                  (d) The expiration of twelve (12) months after the date on which the Optionee's employment by the Corporation is terminated, if such termination occurs by reason of the Optionee's permanent and total disability.

                  (e) ____________, the _____ anniversary of this Agreement.

        10. Validity and Construction. The validity and construction of this Incentive Option shall be governed by the laws of the State of New York. Such construction is vested in the board and its construction shall be final and conclusive.

                  IN WITNESS WHEREOF, the Corporation has caused this Option Agreement to be executed by its proper corporate officers thereunto duly authorized.


                                          HARVEY ELECTRONICS, INC.



                                          By:
                                             ------------------------------
                                              Mike Recca, Chairman


                                          ---------------------------------
                                          Optionee


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